CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 444,529	$ 731,679
Cost of revenue	401,461	481,335
Gross profit	43,068	250,344
Operating expenses:
Consulting expenses	352,905	119,655
Personnel expenses	378,000	378,000
General and administrative	196,844	106,647
Total operating expenses	927,749	604,302
Net operating loss	(884,681)	(353,958)
Other income (expense)
Interest expense	(47,215)	(35,122)
Amortization of debt discount	(6,467)	(19,908)
(Loss) gain on change in fair value of derivative liability	(8,873)	38,759
Loss on settlement of debt	0	(11,765)
Gain (Loss) on Disposition of Property Plant Equipment	0	(20,176)
Total other expense	(62,555)	(48,212)
Loss before income taxes	(947,236)	(402,170)
Provision for income tax	0	0
Net loss	$ (947,236)	$ (402,170)
Earnings Per Share, Diluted	$ (0.00)	$ (0.00)
Weighted Average Number of Shares Outstanding, Diluted	211,101,313	141,192,451